UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2022

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), which will be held virtually at https://agm.issuerdirect.com/duot on June 15, 2022, at 11:00 A.M. Eastern Time to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of five directors to hold office for a one-year term and until each of their successors are elected and qualified;
2.	Ratification of the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2022;
3.	Adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and
4.	Transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. You are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof only if you are a holder of our Common Stock, par value $0.001 (“Common Stock”) or Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) as of the close of business on April 22, 2022 (the “Record Date”).

To participate in the Annual Meeting, including casting your vote during the meeting, access the meeting website at https://agm.issuerdirect.com/duot and enter in your control number provided on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Your vote is important regardless of the number of shares you own. Only a record or beneficial owner of Common Stock or Series B Preferred Stock, as of the Record Date, may attend the Annual Meeting. When you access the Annual Meeting, you will be asked to identify yourself as a shareholder by answering some basic questions.

Whether or not you expect to virtually participate in the Annual Meeting, we encourage you to read the Proxy Statement and submit a proxy to vote your shares, either via the Internet or, if you received your proxy materials by mail, by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you check the box on the proxy card if you plan on attending the Annual Meeting virtually. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2021 Annual Report on Form 10-K via the Internet. On or about May 3, 2022, we mailed to shareholders as of the record date a notice with instructions on how to access our Annual Meeting materials and how to vote via the Internet, by mail or telephone.

By Order of the Board of Directors

/s/ Charles P. Ferry
Charles P. Ferry
Chief Executive Officer and Director

May 3, 2022
Jacksonville, Florida

i

DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2022

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Duos Technologies Group, Inc. (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on June 15, 2022 at 11:00 A.M. Eastern Time via a virtual meeting, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://agm.issuerdirect.com/duot and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Accompanying this Proxy Statement is a proxy/voting instruction form for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

This Proxy Statement and the accompanying form of proxy will be distributed to shareholders, and will be available for viewing, downloading and printing by shareholders at www.ProxyVote.com, on or about May 3, 2022. Our Annual Report on Form 10-K for the year ended December 31, 2021 (which does not form a part of the proxy solicitation materials) is being distributed and made available concurrently herewith to shareholders.

The Company will solicit proxies from the Company’s shareholders by Internet or mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries to solicit proxies from their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I being provided with these proxy materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide shareholders access to our proxy materials over the Internet. Accordingly, on or about May 3, 2022, we sent the Notice of Internet Availability of Proxy Materials to all of our shareholders as of the close of business on April 22, 2022 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	a proxy card for the Annual Meeting; and

•	our Annual Report on Form 10-K for the year ended December 31, 2021.

1

Who is entitled to vote?

Only holders of our Common Stock, par value $0.001 (“Common Stock”) or Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) as of the close of business the Records Date will be entitled to vote at the Annual Meeting.

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 so that shareholders of record may inspect the list only for proper purposes.

How many shares of stock can vote?

As of the Record Date, there were (i) 6,096,541 shares of Common Stock issued and outstanding and entitled to vote representing approximately 286 holders of record and (ii) 851 shares of Series B Preferred Stock issued and outstanding and entitled to vote on an as converted basis with the Common Stock, representing one holder of record, up to the beneficial ownership limitation described in the Series B Preferred Certificate of Designation.

Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Each holder of Series B Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock is convertible, up to the applicable beneficial ownership limitation, which is 4.99%. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card reflects the number of shares that you are entitled to vote. Shares of Common Stock or Series B Preferred Stock may not be voted cumulatively.

What may I vote on?

You may vote on the following matters:

1.	the election of five directors to hold office for a one-year term and until each of their successors are elected and qualified;
2.	the ratification of the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2022;
3.	the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and
4.	the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement, management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, 3 and 4. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

How does the Board recommend that I vote on each of the proposals?

The Board recommends a vote “FOR” each of the director nominees, “FOR” the ratification of Salberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2022 and “FOR” the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals.

2

How do I vote my shares?

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder:

If you own shares of the Company directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the meeting, go to www.ProxyVote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the director nominees, “FOR” the ratification of Salberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2022, “FOR” the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares by entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card when you log into the meeting at https://agm.issuerdirect.com/duot.

If you hold your shares of the Company through a broker, bank or other nominee, you will be able to vote your shares by entering the 16-digit control number found on your voter instruction form when you log into the meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

What are the procedures for attending and participating in the Annual Meeting?

The Annual Meeting will be held virtually via a live audio webcast at https://agm.issuerdirect.com/duot. You are entitled to attend our Annual Meeting only if you were a shareholder as of the Record Date. To gain admission to and vote at the Annual Meeting, you must enter the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number and voting at the virtual meeting. The Annual Meeting will include a question and answer session. Questions may be submitted during the Annual Meeting through the virtual meeting website, https://agm.issuerdirect.com/duot. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics.

Online check-in to the Annual Meeting will begin at 10:45 a.m. Eastern Time, and we encourage shareholders to log in early to allow ample time to test their computer audio system. If you experience technical difficulties, please contact the technical support telephone number posted on https://agm.issuerdirect.com/duot. Whether or not you choose to participate in the Annual Meeting, it is important that your shares be part of the voting process. In addition, even if you plan to attend the Annual Meeting, we encourage you to return your proxy card or provide your bank, broker or other institution with voting instructions, before the Annual Meeting in order to ensure that your shares are represented.

3

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://agm.issuerdirect.com/duot.

Will I have the same participation rights in this virtual-only shareholder meeting as I would have at an in-person shareholder meeting?

Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Charles P. Ferry, our Chief Executive Officer. He may act on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

What is the effect if I fail to give voting instructions to my broker or other nominee?

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1, Proposal 2 and Proposal 3 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

What if I want to change my vote or revoke my proxy?

A registered shareholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.ProxyVote.com and logging in using your 16-digit control number provided on the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

4

What is a quorum?

The holders of 3,048,271 of the 6,096,541 shares of Common Stock and Series B Preferred Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required to Ratify the appointment of Salberg & Company, P.A. (Proposal 2) and Adjournment of the Annual Meeting, if necessary (Proposal 3). Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve Proposal 2 and Proposal 3.

What if additional proposals are presented at the Annual Meeting?

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxy is authorized to vote on your behalf using his judgment.

Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Director Compensation.”

How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 3.77% of our outstanding voting stock, are expected to vote, or direct the voting of their shares, in favor of the election of the five director nominees set forth in this Proxy Statement and in favor of the ratification of the selection of Salberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2022.

Who will count the votes?

A representative of Broadridge Financial Solutions will count the votes cast at the Annual Meeting and by proxy and will serve as the inspector of election.

Who can attend the Annual Meeting?

All shareholders as of the Record Date are invited to attend the Annual Meeting.

5

Are there any expenses associated with collecting the shareholder votes?

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

Salberg & Company, P.A. served as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and audited our financial statements for such fiscal year. Salberg & Company, P.A. has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2022. We expect that one or more representatives of Salberg & Company, P.A. will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Why are you being asked to ratify the selection of Salberg & Company, P.A.?

Although shareholder approval of our Audit Committee’s selection of Salberg & Company, P.A. as our independent registered public accounting firm is not required, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Salberg & Company, P.A., but will not be required to take any action.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 22, 2022, information regarding beneficial ownership of our capital stock by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	Each of our executive officers;
•	Each of our directors; and
•	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including convertible securities, warrants and options that are convertible or exercisable within 60 days of the applicable date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Beneficial ownership is determined in accordance with SEC rules to generally include shares of Common Stock subject to options or issuable upon conversion of convertible securities or exercise of warrants, and such shares are deemed outstanding for computing the percentage of the person holding such options, securities or warrants, but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

Name and Address of Beneficial Owner (1)	Common Stock	Percentage of Ownership of Common Stock(2)
5% Beneficial Shareholders(3)
Bleichroeder LP 1345 Avenue of the Americas, 47th Floor New York, NY 10105 (4)	1,327,806	21.62%
Justin W. Keener 3960 Howard Hughes Parkway Las Vegas, NV 89169 (5)	444,037	6.79%
Pessin Family Holdings 500 Fifth Avenue, Suite 2240 New York, NY 10110 (6)	1,285,040	22.62%
5% Beneficial Shareholders as a Group	3,012,239	51.03%
Executive Officers and Directors
Charles P. Ferry(7)	53,000	*	%
Adrian G. Goldfarb(8)	58,285	*	%
Connie L. Weeks(9)	37,858	*	%
Kenneth Ehrman(10)	36,350	*	%
Edmond L. Harris(11)	10,824	*	%
Ned Mavrommatis(12)	28,334	*	%
James C. Nixon(13)	6,452	*	%
Executive Officers and Directors as a Group (7 persons)	231,103	3.77%

———————

*Denotes less than 1%

7

(1)	Beneficial ownership is determined in accordance with Rule 13D-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.
(2)	The percentages in the table have been calculated based on treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. The information set forth in the table regarding the 5% Beneficial Shareholders is based on Schedule 13D and Schedule 13G filings made by the individual investors.
(3)	The information set forth in the table regarding the 5% Beneficial Shareholders is based on Schedule 13D and Schedule 13G filings made by the individual investors.
(4)	Bleichroeder LP (“Bleichroeder”) is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 is deemed to be the beneficial owner of 1,283,162 shares of common stock, as a result of acting as investment advisor to various clients. 21 April Fund, Ltd., a Cayman Islands company and 21 April LP both for which Bleichroeder acts as an investment advisor, own warrants in the amount of 32,724 and 11,920 respectively which are not currently exercisable due to a 9.99% beneficial ownership limitation.
(5)	Mr. Justin Keener owns warrants to purchase 444,037 shares of Common Stock. However, the aggregate number of shares of Common Stock into which the warrants are exercisable and which Mr. Keener has the right to acquire beneficial ownership, is limited to the number of shares of Common Stock that, together with all other shares of Common Stock beneficially owned by Mr. Keener, does not exceed 9.99% of the total outstanding shares of Common Stock.
(6)	Represents shares of Common Stock beneficially owned by Norman H. Pessin (57,972 shares of Common Stock), Sandra F. Pessin (766,157 shares of Common Stock) and Brian L. Pessin (160,911 shares of Common Stock). The ownership number for Sandra Pessin excludes 121,571 shares of Common Stock underlying the 851 shares of Series B Convertible Preferred Stock owned by her that are not currently convertible due to a 4.99% (which may be increased to 9.99%) beneficial ownership limitation with respect to Common Stock owned by Ms. Pessin, her affiliates, or members of a group with Ms. Pessin.
(7)	Mr. Ferry owns 3,000 shares of Common Stock, 200,000 options that are exercisable into 200,000 shares of common stock of which 100,000 are exercisable at $4.18 per share and 100,000 are exercisable at $6.41, of which 25% vested on September 1, 2021, 25% will vest on September 1, 2022. Of the balance of 100,000 options, 1/3 will vest on January 1, 2023, 1/3 will vest on January 1, 2024 and the remaining balance which will vest on January 1, 2025.
(8)	Mr. Goldfarb owns 5,198 shares of Common Stock, 12,799 warrants to purchase shares of Common Stock with an exercise price of $9.10, and 2,430 warrants to purchase shares of Common Stock with an exercise price of $14.00 per share all of which are currently exercisable, 18,929 options to purchase Common Stock which are currently exercisable at $6.00 per share, 18,929 options to purchase Common Stock which are currently exercisable at $4.74 per share and 75,000 options that are exercisable into 75,000 shares of common stock which are all exercisable at $6.41 per share and which will vest 1/3 on January 1, 2023, 1/3 will vest on January 1, 2024 and the remaining balance which will vest on January 1, 2025.
(9)	Ms. Weeks owns 18,929 options to purchase shares of Common Stock with an exercise price of $4.74 and 18,929 options to purchase shares of Common Stock with an exercise price of $6.00 all of which are currently exercisable and a further 40,000 options to purchase Common Stock which are all exercisable at $6.41 per share and which will vest 1/3 on January 1, 2023, 1/3 will vest on January 1, 2024 and the remaining balance which will vest on January 1, 2025.
(10)	Mr. Ehrman is Chairman of the Board. He owns 19,206 shares of Common Stock and was granted 8,572 options to purchase Common Stock at $4.74 per share which are fully vested and 8,572 options to purchase Common Stock at $6.00 per share which are also fully vested.
(11)	Mr. Harris is a director and serves as Corporate Governance and Nominating Committee Chairman. Includes 10,824 shares of Common Stock.
(12)	Mr. Mavrommatis is a director and serves as Audit Committee Chairman. He owns 11,190 shares of Common Stock and was granted 8,572 options to purchase Common Stock at $4.74 per share which are fully vested and 8,572 options to purchase Common Stock at $6.00 per share which are fully vested.
(13)	Mr. Nixon is a director and serves as Compensation Committee Chairman. Includes 6,452 shares of Common Stock.

8

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2023, or until their successors are duly elected and qualified. All of the Board members whose term expires at the Annual Meeting, Charles P. Ferry, Kenneth Ehrman, Edmond L. Harris, Ned Mavrommatis and James Craig Nixon are standing for reelection. The person named as “Proxy” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Charles P. Ferry	56	Chief Executive Officer, Director
Kenneth Ehrman	51	Chairman
Edmond L. Harris	72	Director
Ned Mavrommatis	51	Director
James Craig Nixon	62	Director

The following sets forth certain information about each of the director nominees:

Charles P. Ferry, Chief Executive Officer and Director

Mr. Ferry was appointed Chief Executive Officer, effective September 1, 2020. Mr. Ferry was further appointed a Director on November 19, 2020 by a vote of the shareholders. Mr. Ferry combines over three years of experience in the energy industry and seven years in the defense contracting industry following 26 years of active-duty service in the United States Army. Previously, Mr. Ferry had been involved in two companies in the defense industry holding positions including Director, Business Development and Operations, Vice President of Operations, and General Manager. From 2018 through 2020, Mr. Ferry was the Chief Executive Officer for APR Energy, a global fast-track power company. Prior to this, Mr. Ferry was the President and Chief Operating Officer of APR Energy from 2016 to 2018. From 2014 to 2016, Mr. Ferry was the General Manager for ARMA Global Corporation, a wholly owned subsidiary of General Dynamics, a defense contracting company that delivered Information Technology engineering, services, and logistics. Mr. Ferry was the Vice President of ARMA Global Corporation from 2010 to 2014 before being acquired by General Dynamics. From 2009 to 2010, Mr. Ferry was the Director, Business Development and Operations at Lockheed-Martin. His leadership assignments in the U.S. Army include: Director, NORAD-NORTHCOM Current Operations, Infantry Battalion Task Force Commander, Joint Special Operations Task Force Commander, Regimental and Battalion Operations Officer, and Airborne Rifle Company Commander. His military leadership assignments include 48 months of combat in Somalia, Afghanistan and Iraq.

Mr. Ferry has an undergraduate degree from Brigham Young University.

The Board believes Mr. Ferry brings significant commercial and operational experience to the Company and has shown demonstrable leadership skills as both a Military officer with a distinguished service record and in leading companies to profitable growth.

9

Kenneth Ehrman, Chairman

Mr. Ehrman joined the Board on January 31, 2019. He was elected as Chairman of the Board in November 2020 and is a member of the Audit, Compensation and Corporate Governance and Nominating Committees. He currently serves as an independent consultant to several high-technology companies in supply chain/logistics and transportation. Mr. Ehrman advises technology companies focused on solutions for these industries and joins the Company with a strong background in technology. As an innovator in intelligent machine-to-machine (“M2M”) wireless technology and industrial applications of the Internet of Things (“IoT”), Mr. Ehrman has been awarded more than 20 patents in wireless communications, mobile data, asset tracking, power management, cargo and impact sensing, and connected car technology. Mr. Ehrman previously served as Chief Executive Officer of I.D. Systems, Inc. (“IDS”), a company he founded in 1993 as a Stanford University engineering student, pioneering the commercial use of radio frequency identification (“RFID”) technology for industrial asset management. Under Mr. Ehrman’s leadership, IDS began trading on the Nadsaq in 1999 and was named one of North America’s fastest growing technology companies by Deloitte in 2005, 2006, and 2012. During his tenure at IDS, Mr. Ehrman received multiple awards, including Deloitte Entrepreneur of the Year and Ground Support Worldwide Engineer/Innovator Leader. Mr. Ehrman resigned from I.D. Systems in November 2016. He also served on the Board of Financial Services, Inc. from 2012 to 2016 before it was successfully sold to a large financial software company.

The Board believes that Mr. Ehrman’s management experience, engineering expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

Edmond L. Harris, Director

Mr. Harris was appointed as a Director on November 19, 2020 and serves as Chairman of the Corporate Governance and Nominating Committee and serves as a member of the Audit Committee. From April 2010 until his retirement in April 2011, Mr. Harris served as Executive VP of Operations at Canadian Pacific Railway. In December of 2011 he was appointed to CP’s Board, where he served until May of 2012.  He also served as Omnitrax’s Chairman of the Board (a privately held regional railroad company in Denver, CO).  He served as Executive Vice President of Operations at Canadian National Railway Company (“CN”) from March 2005 to January 2007, as its Senior Vice President of Operations from July 2003 to March 2005, and as Chief Transportation Officer from January 2001 to June 2003. Mr. Harris also held various key operating positions at Illinois Central Railroad prior to its acquisition by CN. At Illinois Central Railroad and CN, Mr. Harris worked closely with E. Hunter Harrison, the company’s former President and Chief Executive Officer, to implement the Precision Scheduled Railroad model. Mr. Harris has also served as an independent rail operations consultant providing advice to various rail shippers and railroads, including CSX, from June 2007 to March 2010, and again following his retirement for Canadian Pacific Limited and Canadian Pacific Railway Company in April 2011.  Mr. Harris has a B.S. in Business Management from the University of Illinois and served in the US Marine Corps from 1969-1973.

The Board believes that Mr. Harris’ extensive background in the railroad industry and as a large company executive serving in many roles makes him a significant addition to the Company’s Board and will provide leadership and direction to the Company’s management team.

Ned Mavrommatis, Director

Mr. Mavrommatis joined the Board on August 13, 2018 and serves as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Mavrommatis has served as Chief Financial Officer of PowerFleet, Inc. ("PowerFleet") since October 2019. PowerFleet is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. From August 1999 until October 2019, he served as Chief Financial Officer of IDS. Mr. Mavrommatis serves on the Board of PowerFleets' wholly owned subsidiary PowerFleet Israel and is also the Managing Director of PowerFleets’ wholly owned subsidiaries, PowerFleet GmbH and PowerFleet Systems Ltd.

Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

The Board believes that Mr. Mavrommatis’ management experience, accounting expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

10

James Craig Nixon, Director

Mr. Nixon joined the Board on July 15, 2021 and serves as Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committees. Brigadier General Craig Nixon (Ret.) is a combat decorated, special operations soldier. Over a 29 - year Army career, Brigadier General Nixon served in a wide range of assignments including seven tours in special operations units including assignments as the Commander, 75th Ranger Regiment and Director of Operations for Joint Special Operations Command (JSOC) and US Special Operations Command. He is a combat decorated soldier whose awards include the Distinguished Service Medal, Silver Star, three Bronze Stars, and the Purple Heart.

After retiring from the Army in 2011, he was an original Partner at McChrystal Group, helped create a highly successful leadership consulting company and led their engagements with a number of technology focused Fortune 500 companies. In 2013 he became the CEO for ACADEMI and over three years through a combination of organic growth and acquisitions built Constellis Group, a global leader in security and training with over 10,000 employees in 30 countries. During his tenure Constellis tripled in revenue to over $1 billion annually and saw a fivefold increase in EBITDA. Mr. Nixon is founder and CEO of Nixon Six Solutions from January 2016 until present, a consulting firm focusing on growth and market entry strategy, leadership, and mergers & acquisitions. He is on a number of government and technology boards and is also a frequent speaker on geopolitics, leadership, and veterans’ challenges.

Brigadier General Nixon is a graduate of Auburn University and has earned master’s degrees from the Command and Staff College and the Air War College. He is a decorated retired General Officer, successful entrepreneur, and passionate supporter of veteran non-profit organizations. He was selected for the Ranger Hall of Fame and Auburn University at Montgomery Top Fifty Alumni in 2017.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) CHARLES P. FERRY, (II) KENNETH EHRMAN, (III) EDMOND L. HARRIS, (IV) NED MAVROMMATIS, AND (V) JAMES CRAIG NIXON AS DIRECTORS.

11

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Board Composition and Director Independence

Our board of directors currently consists of five members: Mr. Charles P. Ferry, Mr. Kenneth Ehrman, Mr. Edmond L. Harris Mr. Ned Mavrommatis and Mr. James Craig Nixon. The directors will serve until the election of the nominees for director at the Annual Meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the Nasdaq listing standards. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In making the determination of whether a member of the Board is independent, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions”. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. Based on such review and its understanding of such relationships and transactions, our Board affirmatively determined that each of Messrs. Ehrman, Harris, Mavrommatis and Nixon are qualified as independent as that term is defined in Rule 5605(a)(2) of the Nasdaq listing standards and none have any material relationship with us that might interfere with his exercise of independent judgment.

Board Meetings and Attendance

The Board held four in person/virtual meetings in 2021. All Board actions, not taken at a meeting, were taken via a unanimous written consent as permitted by Florida law. Board members must have a minimum attendance record of 75% of all meetings. Where a Board Member is unable to attend a meeting, it is acceptable to appoint a proxy who will attend the meeting and act upon the instructions given by the absent member. All Board members standing for reelection attended last year’s annual meeting.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Office of the Secretary, Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee has a charter, which is available on our website at http://www.duostechnologies.com/ Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Ned Mavrommatis*	James Craig Nixon*	Edmond L. Harris*
James Craig Nixon	Edmond L. Harris	Kenneth Ehrman
Kenneth Ehrman	Kenneth Ehrman	Ned Mavrommatis

———————

* Denotes Chairman of committee, subject to election to the Board at the Annual Meeting.

12

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee held four meetings in FY2021. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

Our board has determined that Mr. Mavrommatis is currently qualified as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Mavrommatis serves as the Chairman of the Audit Committee.

Compensation Committee

The Compensation Committee held two meetings in FY2021. The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;
•	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;
•	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;
•	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;
•	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;
•	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and
•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Mr. Nixon serves as the Chairman of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Nominating Committee”) met two times in FY2021. The responsibilities of the Nominating Committee include:

•	recommending to the board of director nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the board;
•	considering candidates proposed by shareholders in accordance with the requirements in the Nominating Committee charter;

13

•	overseeing the administration of the Company’s Code of Ethics;
•	reviewing with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;
•	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;
•	recommending to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;
•	overseeing an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and
•	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

The Nominating Committee is currently developing a policy regarding the consideration of future director candidates to be recommended by the Company’s shareholders as well as procedures for submission by shareholders of director nominee recommendations. The policy is being developed in conjunction with guidance concerning diversity recommendations.

The Nominating Committee does not have any specific minimum qualifications that it believes must be met by a director nominee, other than any requirements of applicable law or listing standards. The Nominating Committee takes a holistic approach to the selection and recommendation of board and committee members, taking into account factors such as personal and professional integrity, management experience, accounting and finance expertise, industry experience and public company board experience, among others. The Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees; however, in evaluating director nominees, the Nominating Committee considers a nominee’s diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company.

Mr. Harris serves as the Chairman of the Nominating Committee.

Family Relationships

There are no family relationships among any of our directors, director candidates or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

14

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Code of Ethics

The Company has adopted a Code of Ethics for adherence by its Chief Executive Officer and Chief Financial Officer, to ensure honest and ethical conduct, full, fair and proper disclosure of financial information in the Company’s periodic reports filed pursuant to the Securities Exchange Act of 1934, and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

DIRECTOR COMPENSATION

Each independent director was entitled to receive $40,000 for serving as a member of a committee and $10,000 for serving as Chairman of a committee. The board compensation will be paid 40% in cash and 60% in shares of common stock or options to purchase shares of common stock, as elected by the board member. Each Director may elect to receive up to 100% of the compensation in stock.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2021.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Ehrman (1)	17,500	32,500	0	0	0	0	50,000
Blair M. Fonda (2)	17,500	23,750	0	0	0	0	41,250
Edmond L. Harris (3)	17,500	32,500	0	0	0	0	50,000
Ned Mavrommatis (4)	17,500	32,500	0	0	0	0	50,000
James Craig Nixon (5)	0	22,917	0	0	0	0	22,917

———————

(1)	Kenneth Ehrman was appointed to the board in January 2019. Through November 19, 2020, he served as Chairman of the Compensation Committee and as of that date he was named Chairman of the Board. He serves as a member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.
(2)	Blair Fonda served as a Board Member and Chairman of the Audit Committee through June 30, 2021. He did not stand for re-election at the 2021 Annual Shareholders Meeting.
(3)	Edmond L. Harris was appointed to the board on November 19, 2020. Since his appointment, he has served as Chairman of the Corporate Governance and Nominating Committee and member of the Audit Committee.
(4)	Ned Mavrommatis was appointed to the board on August 13, 2019. Through November 19, 2020, he served as Co-Chairman of the Audit Committee and since then he has been the sole Chairman of the Audit Committee and member of the Compensation Committee.
(5)	James Craig Nixon was appointed to the board on July 15, 2021. Since his appointment, he has served as Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee.
(6)	Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. In determining the grant date fair value of stock awards, the Company used the closing price of the Company’s common stock on the grant date.

15

EXECUTIVE COMPENSATION

The compensation provided to our Named Executive Officers for 2021 and 2020 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation for each of our Named Executive Officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty as well as having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Options ($)		Other Comp. ($)		Total ($)

Charles P. Ferry,	2021	250,000	—		—		—		250,000
Chief Executive Officer (PEO)	2020	83,333	50,217	(1)	36,293	(2)	—		169,843

Adrian G. Goldfarb,	2021	205,250			—		2,500	(3)	207,750
Chief Financial Officer, Former Director (PFO)	2020	197,750	849		45,632	(4)	7,500	(3)	251,731

Connie L. Weeks,	2021	150,000	—		—		—		150,000
Chief Accounting Officer	2020	150,000	6,667	(5)	45,632	(6)	—		202,299

———————

(1)	Represents $50,000 objectives bonus and $217 additional cash bonus.

16

(2)	Option compensation is the fair market value of 100,000 stock, 5-year options with a strike price of $4.18 and two-year vesting granted to Mr. Ferry as an incentive to join the Company.

For the Years Ended December 31,
	2021	2020
Risk free interest rate	—	0.18% - 0.26%
Expected term in years	—	2.50 – 3.50
Dividend yield	—	—
Volatility of common stock	—	68.00% - 86.24%
Estimated annual forfeitures	—	—

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing formula with expected volatility derived from a binomial lattice model. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The Company’s determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding a number of highly subjective variables.

The Company estimates volatility based upon the historical stock price of the Company and estimates the expected term for employee stock options using the simplified method for employees and directors and the contractual term for non-employees. The risk-free rate is determined based upon the prevailing rate of United States Treasury securities with similar maturities defined by the Federal Reserve Statistical Release, 3-year treasury bond.

(3)	Comprised of $2,500 annual car allowance in 2021 and $7,500 annual car allowance in 2020
(4)	Represents the full expense for option grants to Mr. Goldfarb during 2020. During the second quarter of 2020, 160,152 incentive stock options previously issued to staff and Directors under the 2016 Equity Incentive plan were cancelled. 310,290 new 5-year options were issued replacing those cancelled and the balance as new grants. The reissued options have a $6.00 strike price and the new options have a strike price of $4.74. Mr. Goldfarb was awarded both 18,929 re-issued options and 18,929 additional new options. Option compensation is the fair market value of 18,929 options re-issued to Mr. Goldfarb which were fully vested and the fair market value of the additional 18,929 options that were granted. See note 2 above for valuation methodology
(5)	Represents bonus award for long service to the Company.
(6)	Represents the full expense for option grants to Ms. Weeks during 2020. During the second quarter of 2020, 160,152 incentive stock options previously issued to staff and Directors under the 2016 Equity Incentive plan were cancelled. 310,290 new 5-year options were issued replacing those cancelled and the balance as new grants. The reissued options have a $6.00 strike price and the new options have a strike price of $4.74. Ms. Weeks was awarded both 18,929 re-issued options and 18,929 additional new options. Option compensation is the fair market value of 18,929 options re-issued to Ms. Weeks which were fully vested and the fair market value of the additional 18,929 options that were granted. See note 3 above for valuation methodology.

17

Outstanding Equity Awards at December 31, 2021

Name	Number of shares underlying unexercised options exercisable	Equity Incentive Plan Awards; Number of shares underlying unexercised unearned options	Option exercise price	Option Expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $
Charles P. Ferry	—	100,000	$4.18	08/31/2025	—	—	—	—
Adrian G. Goldfarb	18,929	—	$6.00	03/31/2025	—	—	—	—
Adrian G. Goldfarb	9,465	9,465	$4.74	03/31/2025	—	—	—	—
Connie L. Weeks	18,929	—	$6.00	03/31/2025	—	—	—	—
Connie L. Weeks	9,465	9,465	$4.74	03/31/2025	—	—	—	—

Employment Agreements

Charles P. Ferry

On September 1, 2020, the Company entered into an employment agreement (the “Ferry Employment Agreement”) with Charles P. Ferry pursuant to which Mr. Ferry serves as Chief Executive Officer of the Company. The Ferry Employment Agreement is for a term of one year (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Ferry gives at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or an Additional Term. Mr. Ferry is to receive a base salary at an annual rate of $250,000. Mr. Ferry received a one-time cash incentive bonus in the amount of $50,217 in accordance with criteria determined by the Board and based on the review and recommendation of the Compensation Committee. Mr. Ferry is also eligible for an annual bonus in an amount up to $150,000 in accordance with criteria, including but not limited to, revenue targets, profitability and other key performance indicators. Additionally, Mr. Ferry received 100,000 options that are exercisable into 100,000 shares of common stock at an exercise price of $4.18, of which 50% vested on September 1, 2021 and the balance which will vest on September 1, 2022. The Ferry Employment Agreement can be terminated with or without cause at any time during the Initial Term or during an Additional Term. As a full-time employee of the Company, Mr. Ferry is eligible to participate in all of the Company’s benefit programs.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Ferry Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to up to six months of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control.

Adrian G. Goldfarb

On April 1, 2018, the Company entered into an employment agreement (the “Goldfarb Employment Agreement”) with Adrian G. Goldfarb, pursuant to which Mr. Goldfarb serves as Chief Financial Officer of the Company. During 2020, Mr. Goldfarb was paid an annual salary of $197,750 and an annual car allowance of $7,500. In 2021, Mr. Goldfarb’s salary was increased to $207,750 and the car allowance cancelled. The Goldfarb Employment Agreement had an initial term through March 31, 2019, subject to renewal for successive one-year terms unless either party gives the other notice of that party’s election to not renew at least 60 days prior to the expiration of the then-current term. The Goldfarb Employment Agreement remains in effect through March 31, 2023. The Goldfarb Employment Agreement was approved by the Compensation Committee and it is anticipated that Mr. Goldfarb’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Goldfarb Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon change in control.

18

Connie L. Weeks

On April 1, 2018, the Company entered into an employment agreement (the “Weeks Employment Agreement”) with Connie L. Weeks, pursuant to which Ms. Weeks serves as Chief Accounting Officer of the Company. During 2021, Ms. Weeks was paid an annual salary of $150,000. The Weeks Employment Agreement had an initial term that extended through March 31, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other party at least 60 days prior to the expiration of the then-current term. The Weeks Employment Agreement remains in effect through March 31, 2023. The Weeks Employment Agreement was approved by the Compensation Committee, and it is anticipated that Ms. Weeks’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Weeks Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to two years of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control.

Certain Relationships and Related Transactions

Policy on Future Related Party Transactions

The Company requires that any related party transactions must be approved by a majority of the Company’s independent directors and also be approved by the Company’s Corporate Governance and Nominating Committee.

19

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Salberg & Company, P.A. matters relating to its independence, including the disclosures and letter made to the Audit Committee as required by the Public Company Accounting Oversight Board’s Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Ned Mavrommatis, Chairman

Ken Ehrman

Edmond L. Harris

20

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Salberg & Company, P.A. (“Salberg”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2022. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Salberg will audit our consolidated financial statements for the fiscal year ended December 31, 2022. We anticipate that a representative of Salberg will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2021, were audited by Salberg.

In the event shareholders fail to ratify the appointment of Salberg, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Salberg & Company, P.A.

	2021	2020
Audit Fees (1)	$101,800	$94,956
Audit-Related Fees (2)	18,500	6,311
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Accounting fees and Services	$120,300	$101,267

———————

(1)	Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

(3)	Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.

(4)	All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting at the Annual Meeting will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

21

PROPOSAL NO. 3

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

Our shareholders are being asked to approve a proposal that will give us authority to adjourn the Annual Meeting, if necessary for the purpose of soliciting additional proxies in favor of the above proposals, if there are not sufficient votes at the time of the Annual Meeting to approve and adopt one or more of such proposals. If this adjournment proposal is approved, our board of directors could adjourn the Annual Meeting to any date it chooses. In addition, our board of directors could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if Proposals 1 and 2 have been approved at the Annual Meeting.

Approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes represented by the holders of our Common Stock and Series B Preferred Stock, voting together as a class, at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holder will vote the proxies received by them “FOR” this Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in any of the proposals scheduled to be considered at the Annual Meeting other than in their roles as an officer or director.

22

FUTURE SHAREHOLDER PROPOSALS

Under Rule 14a-8 under the Exchange Act, shareholder proposals for the annual meeting of shareholders to be held in 2023 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next annual meeting, and is received by our Secretary at our executive offices, no later than January 3, 2023. Shareholders must also follow the other procedures prescribed in Rule 14a-8 under the Exchange Act, as well as our Bylaws, which contain requirements that are separate and apart from the requirements of Rule 14a-8. Our Bylaws provide that shareholders desiring to bring business before the 2023 annual meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 150 days, and no later than 120 days, before the one-year anniversary of the release of this Proxy Statement to our shareholders.

As to each person whom a shareholder proposes to nominate for election or reelection as a director, the following information must be included in the notice, as required by Section 10 of our Bylaws: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board, (6) with respect to each nominee for election or re-election to the Board, a completed and signed questionnaire, representation and agreement required by Section 10(e) of our Bylaws, and (7) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to any other business that a shareholder proposes to bring before the meeting, the following information must be included in the notice: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (2) the text of the proposal to be presented at the meeting, (3) a statement in support of the proposal, (4) a representation that such shareholder intends to appear in person, by remote communication, if applicable, or by proxy at the meeting to bring such business before the meeting, (5) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (6) the class, series and number of shares of the Company which are owned of record and beneficially owned by the shareholder, and (7) any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Company’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent.

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent”), the following information must be included in the notice: (1) the name and address of each Proponent, as they appear on the Company’s books, (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent, (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing, (4) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice for nominations for election to the Board) or to propose the business that is specified in the notice (with respect to a notice for business other than nominations for election to the Board), (5) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice for nominations for election to the Board) or to carry such proposal (with respect to a notice for business other than nominations for election to the Board), (6) to the extent known by any Proponent, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice, and (7) a description of all Derivative Transactions (as defined in Section 10 of our Bylaws) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

23

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at Duos Technologies Group, Inc., at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 or by calling telephone number (904) 652-1625. Additionally, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available on the Company’s website at https://ir.duostechnologies.com/

In certain cases, only one copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Duos Technologies Group, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.

FINANCIAL STATEMENTS AND EXHIBITS TO FORM 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 that was filed with the SEC on March 31, 2021, a copy of which is made available with this Proxy Statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K made available with this Proxy Statement does not include copies of the exhibits to that filing. We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Charles P. Ferry, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements, and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card.

24

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

Attend virtually at https://agm.issuerdirect.com/duot

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D85517-P75485

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUOS TECHNOLOGIES GROUP, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. To elect five directors to hold office for a one-year term and until each of their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Charles P. Ferry
02) Edmond L. Harris
03) Ned Mavrommatis
04) Kenneth Ehrman
05) James Craig Nixon

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
3. To adjourn the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D85518-P75485

DUOS TECHNOLOGIES GROUP, INC.
Annual Meeting of Shareholders
June 15, 2022 11:00 AM ET
This proxy is solicited by the Board of Directors

The shareholders hereby appoint Charles P. Ferry, Chief Executive Officer of Duos Technologies Group, Inc., as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if virtually present at the Annual Meeting of Shareholders to be held on June 15, 2022 at 11:00 AM ET, at https://agm.issuerdirect.com/duot, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournment thereof, hereby revoking all former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side